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                                                                   EXHIBIT 23(b)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement Post-Effective Amendment No. 1 on Form S-4 (Registration Number 333-84829)of our report dated January 12, 1999 included in Hudson United Bancorp's Annual Report on Form 10-K and to all references to our Firm included in this Registration Statement.


                                                             ARTHUR ANDERSEN LLP




Roseland, New Jersey
September 30, 1999